MCI WORLDCOM NETWORK SERVICES, INC.


                                 AMENDMENT NO. 2


     This Amendment No. 2 is made this 14th day of September, 2000, by and between GTC Telecom, Inc. (successor-in-interest to Genx, L.L.C., d/b/a Preferred Discount Plan) ("CUSTOMER") and MCI WORLDCOM Network Services, Inc. (successor-in-interest to WorldCom Network Services, Inc.) ("MCI WORLDCOM"), to those certain Program Enrollment Terms (the "PET"), to that certain Telecommunications Services Agreement more particularly described as TSA# GNX-991201 (the "TSA"), made by and between Customer and MCI WorldCom dated August 20, 1999, including that certain Amendment No. 1 dated February 9, 2000. In the event of any conflict between the terms of the TSA, the PET, Amendment No. 1 or any applicable Attachment and the terms of this Amendment No. 2, the terms of this Amendment No. 2 shall control. The TSA along with the PET, Amendment No. 1, all applicable Attachment(s), and this Amendment No. 2 shall collectively be referred to as the "AGREEMENT". Capitalized terms not defined herein shall have the meaning ascribed to them in other documents referenced herein.

     In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


1.     SERVICE  TERM.  As  of  August  1,  2000, the parties agree to substitute
Section  1  of  the  PET  to  read  in  its  entirety  as  follows:

1. SERVICE TERM: This Agreement shall commence as of December 1, 1999 [NOTE: THIS DATE SHOULD BE THE ORIGINAL EFFECTIVE DATE.] (the "EFFECTIVE DATE"), and shall continue through and include November 1, 2003 (the "SERVICE TERM"). Upon expiration of the Service Term, the Switched Services in question will continue to be provided pursuant to the same terms and conditions as are then in effect (including without limitation, the applicable rates, discounts and commitments, if any), subject to termination by either party upon thirty (30) days prior written notice to the other party.


2. CUSTOMER'S MINIMUM REVENUE COMMITMENTS. As of August 1, 2000, the parties agree to substitute Section 5 of the PET to read in its entirety as follows:

5.     CUSTOMER'S  MINIMUM  REVENUE  COMMITMENTS:

(A) Commencing with Customer's August 2000 billing period (i.e., September 2000 invoice) and continuing through January 2001 billing period (i.e., February 2001 invoice) (the "FIRST COMMITMENT PERIOD"), Customer agrees to maintain, on a take-or-pay basis, cumulative Monthly Revenue of at least $400,000 ("CUSTOMER'S FIRST MINIMUM REVENUE COMMITMENT"). Commencing with Customer's February 2001 billing period (i.e., March 2001 invoice) and continuing through the end of the Service Term (including any extensions thereto) (the "SECOND COMMITMENT PERIOD"), Customer agrees to maintain, on a take-or-pay basis, cumulative Monthly Revenue of at least $520,000 ("CUSTOMER'S SECOND MINIMUM REVENUE COMMITMENT"). Further, commencing with Customer's August 2000 billing period (i.e., September 2000 invoice) and continuing through the end of the Service Term (including any extensions thereto) (the "TOTAL COMMITMENT PERIOD"), Customer agrees to maintain, on a take-or-pay basis, cumulative Monthly Revenue of at least $18,000,000 ("CUSTOMER'S TOTAL MINIMUM REVENUE COMMITMENT").

(B) Notwithstanding anything to the contrary contained in this Agreement, as soon as Customer's cumulative Monthly Revenue from MCI WorldCom under the terms of this Agreement and commencing with Customer's August 2000 billing period (i.e., September 2000 invoice) are equal to at least Customer's Total Minimum Revenue Commitment (i.e., $18,000,000 in the aggregate), Customer may elect to terminate Customer's Minimum Revenue Commitment described in Subsection 5(A) above by providing MCI WorldCom written notice ("CUSTOMER NOTICE"). In such event, commencing with the first day of the first full month following at least thirty (30) days after MCI WorldCom receives the Customer Notice, Customer's Minimum Revenue Commitment shall terminate and will no longer be in force or effect.


3.     DEFICIENCY CHARGE.  As of August 1, 2000, the parties agree to substitute
Section  6  of  the  PET  to  read  in  its  entirety  as  follows:

6.     DEFICIENCY  CHARGE.  In  the  event Customer does not maintain Customer's
First Minimum Revenue Commitment or Customer's Second Minimum Revenue Commitment, whichever is applicable, during the First Commitment Period or the Second Commitment Period, whichever is applicable, then for those Commitment Periods only, Customer will pay MCI WorldCom, in addition to charges due for Switched Services provided to Customer, the difference between Customer's applicable Minimum Revenue Commitment and Customer's actual cumulative Monthly Revenue for the applicable Commitment Period (the "DEFICIENCY CHARGE"). The Deficiency Charge will be due at the same time payment is due for Switched Services provided to Customer for the billing period in which the Deficiency Charge arises, or immediately in an amount equal to Customer's First Minimum Revenue Commitment and Customer's Second Minimum Revenue Commitment, whichever is applicable, for the unexpired portion of the Service Term, if MCI WorldCom terminates this Agreement based on Customer's default or if Customer terminates this Agreement pursuant to Section 2(A) of the TSA. Further, in the event Customer does not maintain Customer's Total Minimum Revenue Commitment by the end of the Service Term, Customer agrees to pay MCI WorldCom the difference between Customer's Total Minimum Revenue Commitment and Customer's actual cumulative Monthly Revenue (which shall include any Monthly Deficiency Charges paid by Customer) during the Total Commitment Period (the "TOTAL DEFICIENCY CHARGE"). The Total Deficiency Charge, if any, will be due within ten (10) days following the end of the Service Term, or immediately in an amount equal to Customer's Total Minimum Revenue Commitment less Customer's actual Monthly Revenue through the effective date of termination if MCI WorldCom terminates this Agreement based on Customer's default. It is agreed that MCI WorldCom's damages in the event Customer fails to maintain Customer's First Minimum Revenue Commitment, Customer's Second Minimum Revenue Commitment and Customer's Total Minimum Revenue Commitment shall be difficult or impossible to ascertain. The provision for a Deficiency Charge and a Total Deficiency Charge in this Section 6 is intended, therefore, to establish liquidated damages in the event Customer fails to maintain Customer's First Minimum Revenue Commitment, Customer's Second Minimum Revenue Commitment and Customer's Total Minimum Revenue Commitment and is not intended as a penalty.


4. SPECIAL RATES. Notwithstanding anything to the contrary contained in the applicable Attachment(s) attached to the TSA, commencing within ten (10) business days following MCI WorldCom's execution of this Amendment No. 2, which date will be determined by MCI WorldCom in its sole discretion, and continuing through the end of the Service Term, with respect to TRANSCEND 2000 Services, Customer will receive the special rates (the "SPECIAL RATES") for the Service(s) shown below. All other rates and discounts will be as set forth in the applicable Attachment(s).

     (i) TRANSCEND 2000 Services - Customer's Domestic Transport Charge will be $______ per minute.

     (ii) TRANSCEND 2000 Services - Customer's International Transport Charges for calls to Mexico will be the respective rates per minute set forth below: [Note: The Special Rates set forth below are for land-line transport only; access charges and domestic transport charges not included.]

                              MEXICO      RATE
                              PEAK     $
                              OFF PEAK $

(B) Notwithstanding anything to the contrary contained in the TSA, MCI WorldCom reserves the right to modify the Special International Rates described in Subsection (A) above (which charge modifications shall not exceed then-current generally available MCI WorldCom charges for comparable services), upon not less than fifteen (15) calendar days' prior notice to Customer (facsimile being acceptable), which notice will state the effective date for the charge modification.

5. OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Service Term and any extensions thereof.



     IN WITNESS WHEREOF, the parties have entered into this Amendment No. 2 on the date first written above.


MCI  WORLDCOM  NETWORK
SERVICES,  INC.                       GTC  TELECOM,  INC.


    /s/ Dennis P. Delaney                /s/ S. Paul Sandhu
By:----------------------------      By:----------------------------
   (Signature)                                (Signature)
    Dennis P. Delaney                    S. Paul Sandhu
-------------------------------      -------------------------------
   (Print  Name)                             (Print  Name)

      Director                           President & CEO
-------------------------------      -------------------------------
        (Title)                                   (Title)

       9-15-00                                 9-14-00
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        (Date)                                   (Date)